UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21634

Access One Trust
(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: (240) 497-6400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Item 1. Reports to Stockholders.

Access One Trust

Access Flex High Yield FundSM

Access Flex Bear High Yield FundSM

OCTOBER 31, 2011

Annual Report

1	Message from the Chairman
3	Management Discussion of Fund Performance
7	Expense Examples
11	Financial Statements and Financial Highlights
21	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Board Approval of Investment Advisory Agreements
35	Trustees and Officers

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Message from the Chairman

Dear Shareholder:

I am pleased to present the Access Funds Annual Report to shareholders for the 12 months ended October 31, 2011.

High Yield Market Turned Choppy

U.S. fixed-income markets posted positive returns for the 12-month period, with the Barclays Capital U.S. Aggregate Bond Index up 5.0% for the period. The high yield market delivered solid returns, as measured by the Markit iBoxx® $ Liquid High Yield Index, which increased 5.9%. But returns were anything but steady over the course of the period. Strong results in the first half (November 2010 through April 2011) were virtually wiped out in the second half, before the market bounced back in October. This performance mirrored that of the U.S. equity markets. The S&P 500® retreated sharply in the second half after a double-digit gain in the first half, finishing the period up 8.1%.

Uncertainty surrounding U.S. economic policy and the European debt crisis contributed to significant volatility in the credit and equity markets, and a wholesale flight to quality. The Ryan Labs Treasury 10 Year and 30 Year Indexes were up 7.7% and 19.8%, respectively, for the 12-month period, the entirety of this positive performance attributable to the second half.

Investor fears drove yields on high yield securities up sharply, reversing the yield-tightening trend that had been in place for several quarters. The JPMorgan Domestic High Yield Summary Yield to Maturity rose to 8.3% at the end of October 2011 from 7.4% at the end of April and 7.9% at the end of October 2010.

The Access Flex High Yield Investor Class shares gained 3.3% during the period, while the Access Flex Bear High Yield Investor Class declined 12.0%.

Slow but Steady Economic Growth

U.S. GDP increased at an annual rate of 2.0% in the third quarter of calendar 2011, up from 1.3% in the second quarter, reflecting, in part, a reversal of the temporary factors that had weighed on growth earlier in the year. But continued weakness in the labor markets and housing means that growth may remain slow over the next two years, as observed by the Federal Reserve, which has stated its intention to keep interest rates low at least through mid-2013. High yield issuers have benefited from these low interest rates, which have allowed them to refinance maturing debt at lower costs, thus strengthening their balance sheets and reducing default rates.

Whatever your take on high yield, Access Flex High Yield and Access Flex Bear High Yield Funds offer you the ability to put your views into action.

We appreciate the trust you have placed in us and look forward to continuing to serve your investing needs.

Sincerely,

Michael L. Sapir
Chairman

All investment performance index figures above reflect total return.

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Management Discussion of
Fund Performance

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Management Discussion of Fund Performance :: Access One Trust :: Access Flex High Yield Fund :: 5

The Access Flex High Yield Fund seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity. However, the Fund does not seek to match the daily returns of a specific benchmark.

During the past 12 months, the performance of the High Yield sector was generally positive as investors reached for sources of yield in a low interest rate environment. The period has been characterized by strong returns in the high yield sector through the first half of 2011 being erased during the third quarter by European debt concerns and weak economic data sending investors fleeing to the safety of low-risk assets.

The Federal Reserve has continued to keep interest rates low, with the Fed Funds rate at a target of 0.0% – 0.25%. For the fiscal year ended October 31, 2011, the total return of the Fund’s Investor Class shares was 3.27%. The JPMorgan Domestic High Yield Index, a widely used measure of high yield market performance, returned 6.73%1 during the same time period.

High Yield returns were generally in line with U.S. Treasury Debt. From October 31, 2010 through October 31, 2011, the total return for the 5-year U.S. Treasury Note was 4.36%2, while the 10-year U.S. Treasury Note returned 7.69%2. Also, high yield markets generally underperformed the broad U.S. stock market indexes during the same time period. The S&P 500 Index1, for example, returned 8.09% from October 31, 2010 through October 31, 2011.

The Access Flex High Yield Fund is designed to maintain exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Access Flex High Yield Fund seeks to achieve its high yield exposure primarily through Credit Default Swaps (CDS) but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt and money market instruments and interest rate swap agreements and futures contracts.

During the year ended October 31, 2011, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in bonds in order to gain exposure to the high yield market. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be large, well capitalized and well established financial institutions. If a counterparty fails to perform on its obligations, the value of investments in the Fund may decline. The Funds have sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents historical performance of a hypothetical investment of $10,000 in the Access Flex High Yield Fund from December 17, 2004 to October 31, 2011, assuming the reinvestment of distributions.
Average Annual Total Return as of 10/31/11

Fund	One Year	Five Year	Since Inception
Investor	3.27%	6.65%	6.50%
Service	2.24%	5.61%	5.52%
JPMorgan Domestic High Yield Index	6.73%	8.30%	7.66%
Expense Ratios**

Fund	Gross	Net
Investor	1.54%	1.54%
Service	2.54%	2.54%
**	Reflects the expense ratio as reported in the Prospectus dated February 28, 2011. Contractual fee waivers are in effect through February 28, 2012.
Allocation of Portfolio Holdings & Composition

Market Exposure

Investment Type	% of Net Assets
Credit Default Swap Agreements	106%
Futures Contracts	45%
U.S. Treasury Obligations	37%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The Access Flex High Yield Fund primarily invests in non-equity securities, which may include; credit default swap agreements, futures contracts, repurchase agreements, U.S. Government and money market securities.

Industry Exposure

% of Market Exposure (CDS)
Consumer Cyclical	26%
Consumer Non-Cyclical	15%
Communications	14%
Financial	12%
Energy	8%
Industrial	7%
Technology	7%
Utilities	6%
Basic Materials	5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month-end, please visit www.profunds.com.

[1]	The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the calculations of the indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	The 5-year U.S. Treasury Note and 10-year U.S. Treasury Note reflect both price return and yield components. They do not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees.

Investments in high yield bonds are subject to greater volatility and greater credit risks than investing in U.S. Treasuries. U.S. Treasury instruments are guaranteed by the U.S. federal government as to the timely payment of principal and interest, if held to maturity. However, both the principal and yield of a mutual fund will fluctuate with changes in market conditions.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

6 :: Access One Trust :: Access Flex Bear High Yield Fund :: Management Discussion of Fund Performance

The Access Flex Bear High Yield Fund seeks to provide investment results that correspond generally to the inverse (-1x) of the total return of the high yield market, consistent with maintaining reasonable liquidity. However, the Fund does not seek to match the daily returns of a specific benchmark.

During the past 12 months, the performance of the High Yield sector was generally positive as investors reached for sources of yield in a low interest rate environment. The period has been characterized by strong returns in the high yield sector through the first half of 2011 being erased during the third quarter by European debt concerns and weak economic data sending investors fleeing to the safety of low-risk assets.

The Federal Reserve has continued to keep interest rates low, with the Fed Funds rate at a target of 0.0% – 0.25%. For the fiscal year ended October 31, 2011, the total return of the Fund’s Investor Class shares was down 11.97%. The JPMorgan Domestic High Yield Index, a widely used measure of high yield market performance, returned 6.73%1 during the same time period.

High Yield returns were generally in line with U.S. Treasury Debt. From October 31, 2010 through October 31, 2011, the total return for the 5-year U.S. Treasury Note was 4.36%2, while the 10-year U.S. Treasury Note returned 7.69%2. Also, high yield markets generally underperformed the broad U.S. stock market indexes during the same time period. The S&P 500 Index1, for example, returned 8.09% from October 31, 2010 through October 31, 2011.

The Access Flex Bear High Yield Fund is designed to maintain inverse exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Access Flex Bear High Yield Fund seeks to achieve its high yield exposure primarily through Credit Default Swaps (CDS) but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt and money market instruments and interest rate swap agreements and futures contracts.

During the year ended October 31, 2011, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in bonds in order to gain inverse exposure to the high yield market. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be large, well capitalized and well established financial institutions. If a counterparty fails to perform on its obligations, the value of investments in the Fund may decline. The Funds have sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents historical performance of a hypothetical investment of $10,000 in the Access Flex Bear High Yield Fund from April 27, 2005 to October 31, 2011, assuming the reinvestment of distributions.
Average Annual Total Return as of 10/31/11

Fund	One Year	Five Year	Since Inception
Investor	-11.97%	-10.36%	-9.36%
Service	-13.05%	-11.28%	-10.31%
JPMorgan Domestic High Yield Index	6.73%	8.30%	8.35%
Expense Ratios**

Fund	Gross	Net
Investor	1.70%	1.70%
Service	2.70%	2.70%
**	Reflects the expense ratio as reported in the Prospectus dated February 28, 2011. Contractual fee waivers are in effect through February 28, 2012.
Allocation of Portfolio Holdings & Composition

Market Exposure

Investment Type	% of Net Assets
Credit Default Swap Agreements	(107)%
Futures Contracts	(88)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The Access Flex Bear High Yield Fund primarily invests in non-equity securities, which may include; credit default swap agreements, futures contracts, repurchase agreements, U.S. Government and money market securities.

Industry Exposure

% of Market Exposure (CDS)
Consumer Cyclical	(26)%
Consumer Non-Cyclical	(15)%
Communications	(14)%
Financial	(12)%
Energy	(8)%
Industrial	(7)%
Technology	(7)%
Utilities	(6)%
Basic Materials	(5)%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month-end, please visit www.profunds.com.

[1]	The listed indexes are price return indexes. The graph and table reflect the theoretical reinvestment of dividends on securities in the indexes. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the calculations of the indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	The 5-year U.S. Treasury Note and 10-year U.S. Treasury Note reflect both price return and yield components. They do not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees.

Investments in high yield bonds are subject to greater volatility and greater credit risks than investing in U.S. Treasuries. U.S. Treasury instruments are guaranteed by the U.S. federal government as to the timely payment of principal and interest, if held to maturity. However, both the principal and yield of a mutual fund will fluctuate with changes in market conditions.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Expense Examples

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Expense Examples (unaudited) :: Access One Trust :: 9

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at May 1, 2011 and held for the entire period from May 1, 2011 through October 31, 2011.

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11 – 10/31/11	Annualized Expense Ratio During Period 5/1/11 – 10/31/11
Access Flex High Yield Fund – Investor Class	$1,000.00	$990.00	$9.53	1.90%
Access Flex High Yield Fund – Service Class	1,000.00	984.90	14.51	2.90%
Access Flex Bear High Yield Fund – Investor Class	1,000.00	956.00	9.61	1.95%
Access Flex Bear High Yield Fund – Service Class	1,000.00	949.00	14.49	2.95%
*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11 – 10/31/11	Annualized Expense Ratio During Period 5/1/11 – 10/31/11
Access Flex High Yield Fund – Investor Class	$1,000.00	$1,015.63	$9.65	1.90%
Access Flex High Yield Fund – Service Class	1,000.00	1,010.59	14.70	2.90%
Access Flex Bear High Yield Fund – Investor Class	1,000.00	1,015.38	9.91	1.95%
Access Flex Bear High Yield Fund – Service Class	1,000.00	1,010.33	14.95	2.95%
*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

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Financial Statements and
Financial Highlights

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October 31, 2011 :: Schedule of Portfolio Investments :: Access One Trust :: Access Flex High Yield Fund :: 13

U.S. Treasury Obligations (36.8%)
	Principal Amount	Value
U.S. Treasury Notes, 1.00%, 10/31/16	$85,100,000	$85,183,105
TOTAL U.S. TREASURY OBLIGATIONS (Cost $84,256,100)		85,183,105
Repurchase Agreements (68.9%)
Deutsche Bank Securities, Inc., 0.04%, 11/1/11+, dated 10/31/11, with a repurchase price of $43,267,048 (Collateralized by $43,868,000 of various U.S. Government Agency Obligations, 0.55%–4.13%, 12/21/12–9/6/13, total value $44,135,472)	43,267,000	43,267,000
HSBC Securities (USA), Inc., 0.04%, 11/1/11+, dated 10/31/11, with a repurchase price of $64,425,072 (Collateralized by $64,868,000 of various Federal National Mortgage Association Securities, 0.50%–4.88%, 5/18/12–9/6/13, total value $65,716,033)	64,425,000	64,425,000

Repurchase Agreements (continued)
	Principal Amount	Value
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.02%, 11/1/11+, dated 10/31/11, with a repurchase price of $21,633,012 (Collateralized by $22,038,400 U.S. Treasury Notes, 0.50%, 10/15/14, total value $22,065,945)	$21,633,000	$21,633,000
UBS Securities, LLC, 0.03%, 11/1/11+, dated 10/31/11, with a repurchase price of $30,285,025 (Collateralized by $30,921,000 of various Federal Home Loan Bank Securities, 0.15%–0.28%,4/16/12–11/23/12, total value $30,896,176)	30,285,000	30,285,000
TOTAL REPURCHASE AGREEMENTS (Cost $159,610,000)		159,610,000
TOTAL INVESTMENT SECURITIES (Cost $243,866,100) — 105.7%		244,793,105
Net other assets (liabilities) — (5.7)%		(13,186,271)
NET ASSETS — 100.0%		$231,606,834
+	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At October 31, 2011, the aggregate amount held in a segregated account was $34,145,000.

See accompanying notes to the financial statements.

14 :: Access One Trust :: Access Flex High Yield Fund :: Schedule of Portfolio Investments :: October 31, 2011

Futures Contracts Purchased

	Contracts	Unrealized Appreciation/ (Depreciation)
5-Year U.S. Treasury Note Futures Contract expiring 1/2/12 (Underlying notional amount at value $104,821,828)	854	$663,070

Credit Default Swap Agreements — Sell Protection(a)

Underlying Instrument	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at October 31, 2011(b)	Notional Amount(c)	Value	Upfront Premiums Paid (Received)	Unrealized Gain (Loss)
CDX North America High Yield Index Swap Agreement with Credit Suisse International; Series 17	5.00%	12/20/16	6.57%	$57,600,000	$(3,180,019)	$(5,013,751)	$1,833,732
CDX North America High Yield Index Swap Agreement with Deutsche Bank AG; Series 17	5.00%	12/20/16	6.57%	72,600,000	(4,008,149)	(6,081,750)	2,073,601
CDX North America High Yield Index Swap Agreement with Goldman Sachs International; Series 17	5.00%	12/20/16	6.57%	42,800,000	(2,362,931)	(4,030,500)	1,667,569
CDX North America High Yield Index Swap Agreement with UBS AG; Series 17	5.00%	12/20/16	6.57%	72,800,000	(4,060,025)	(5,684,500)	1,624,475
					$(13,611,124)	$(20,810,501)	$7,199,377
(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to the financial statements.

October 31, 2011 :: Schedule of Portfolio Investments :: Access One Trust :: Access Flex Bear High Yield Fund :: 15

Repurchase Agreements (56.2%)
	Principal Amount	Value
Deutsche Bank Securities, Inc., 0.04%, 11/1/11+, dated 10/31/11, with a repurchase price of $485,001 (Collateralized by $469,000 Federal Home Loan Mortgage Corp., 4.13%, 12/21/12, total value $496,784)	$485,000	$485,000
HSBC Securities (USA), Inc., 0.04%, 11/1/11+, dated 10/31/11, with a repurchase price of $730,001 (Collateralized by $649,000 Federal Home Loan Mortgage Corp., 4.38%, 7/17/15, total value $746,310)	730,000	730,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.02%, 11/1/11+, dated 10/31/11, with a repurchase price of $242,000 (Collateralized by $246,700 U.S. Treasury Notes, 0.50%, 10/15/14, total value $247,008)	242,000	242,000

Repurchase Agreements (continued)
	Principal Amount	Value
UBS Securities, LLC, 0.03%, 11/1/11+, dated 10/31/11, with a repurchase price of $339,000 (Collateralized by $345,000 Federal Home Loan Mortgage Corp., 1.54%, 12/15/11, total value $347,588)	$339,000	$339,000
TOTAL REPURCHASE AGREEMENTS (Cost $1,796,000)		1,796,000
TOTAL INVESTMENT SECURITIES (Cost $1,796,000) — 56.2%		1,796,000
Net other assets (liabilities) — 43.8%		1,401,457
NET ASSETS — 100.0%		$3,197,457
+	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At October 31, 2011, the aggregate amount held in a segregated account was $570,000.

See accompanying notes to the financial statements.

16 :: Access One Trust :: Access Flex Bear High Yield Fund :: Schedule of Portfolio Investments :: October 31, 2011

Futures Contracts Sold

	Contracts	Unrealized Appreciation/ (Depreciation)
5-Year U.S. Treasury Note Futures Contract expiring 1/2/12 (Underlying notional amount at value $2,823,070)	23	$11,466

Credit Default Swap Agreements — Buy Protection(a)

Underlying Instrument	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at October 31, 2011(b)	Notional Amount(c)	Value	Upfront Premiums Paid (Received)	Unrealized Gain (Loss)
CDX North America High Yield Index Swap Agreement with Credit Suisse International; Series 17	5.00%	12/20/16	6.57%	$1,500,000	$82,813	$151,875	$(69,062)
CDX North America High Yield Index Swap Agreement with Deutsche Bank AG; Series 17	5.00%	12/20/16	6.57%	400,000	22,083	38,000	(15,917)
CDX North America High Yield Index Swap Agreement with Goldman Sachs International; Series 17	5.00%	12/20/16	6.57%	1,000,000	55,793	101,813	(46,020)
CDX North America High Yield Index Swap Agreement with UBS AG; Series 17	5.00%	12/20/16	6.57%	500,000	27,604	48,750	(21,146)
					$188,293	$340,438	$(152,145)
(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to the financial statements.

October 31, 2011 :: Statements of Assets and Liabilities :: Access One Trust :: 17

	Access Flex High Yield Fund	Access Flex Bear High Yield Fund
ASSETS:
Total Investment Securities, at cost	$243,866,100	$1,796,000
Securities, at value	85,183,105	—
Repurchase agreements, at value	159,610,000	1,796,000
Total Investment Securities, at value	244,793,105	1,796,000
Cash	—	994
Segregated cash balances with brokers	1,010,927	28,664
Interest receivable	2,495	2
Receivable for capital shares issued	886,904	23,346
Receivable for closed swap positions	—	925,069
Receivable for credit default swap agreements	2,628,686	301,771
Premiums paid on credit default swap agreements	—	340,438
Unrealized gain on credit default swap agreements	7,199,377	—
Variation margin on futures contracts	607,141	—
Prepaid expenses	19,452	12,735
TOTAL ASSETS	257,148,087	3,429,019
LIABILITIES:
Cash overdraft	4,116,660	—
Payable for capital shares redeemed	280,231	9,739
Premiums received on credit default swap agreements	20,810,501	—
Unrealized loss on credit default swap agreements	—	152,145
Variation margin on futures contracts	—	16,352
Advisory fees payable	60,391	16,943
Management services fees payable	12,078	3,389
Administration fees payable	3,644	1,017
Distribution and services fees payable – Service Class	1,892	123
Trustee fees payable	3	2
Transfer agency fees payable	7,307	4,530
Fund accounting fees payable	8,483	2,367
Compliance services fees payable	147	86
Service fees payable	1,207	337
Other accrued expenses	238,709	24,532
TOTAL LIABILITIES	25,541,253	231,562
NET ASSETS	$231,606,834	$3,197,457
NET ASSETS CONSIST OF:
Capital	$246,432,195	$28,788,836
Accumulated net investment income (loss)	(7,199,379)	152,144
Accumulated net realized gains (losses) on investments	(16,415,434)	(25,602,844)
Net unrealized appreciation (depreciation) on investments	8,789,452	(140,679)
NET ASSETS	$231,606,834	$3,197,457
NET ASSETS:
Investor Class	$225,185,485	$3,063,735
Service Class	6,421,349	133,722
SHARES OF BENEFICIAL INTEREST OUTSTANDING (unlimited number of shares authorized, no par value):
Investor Class	7,822,735	201,361
Service Class	224,251	9,330
NET ASSET VALUE (offering and redemption price per share):
Investor Class	$28.79	$15.22
Service Class	28.63	14.33

See accompanying notes to the financial statements.

18 :: Access One Trust :: Statements of Operations :: For the Year Ended October 31

	Access Flex High Yield Fund	Access Flex Bear High Yield Fund
	Year Ended October 31, 2011	Year Ended October 31, 2011
INVESTMENT INCOME:
Interest	$999,661	$7,198
EXPENSES:
Advisory fees	985,080	127,125
Management services fees	197,017	25,425
Administration fees	65,890	9,567
Distribution and services fees – Service Class	54,408	2,238
Distribution and services fees – Class A(a)	53	— (b)
Transfer agency fees	111,132	13,319
Administrative services fees	437,749	62,477
Registration and filing fees	60,625	49,020
Custody fees	15,597	7,085
Fund accounting fees	107,662	15,341
Trustee fees	2,460	316
Compliance services fees	1,188	325
Service fees	20,855	2,657
Other fees	124,525	12,762
Recoupment of prior expenses reduced by the Advisor	—	4,931
TOTAL NET EXPENSES	2,184,241	332,588
NET INVESTMENT INCOME (LOSS)	(1,184,580)	(325,390)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	91,610	—
Net realized gains (losses) on futures contracts	1,420,613	(164,079)
Net realized gains (losses) on swap agreements	4,038,432	(3,260,798)
Change in net unrealized appreciation/depreciation on investments	(5,860,267)	89,329
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(309,612)	(3,335,548)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,494,192)	$(3,660,938)
(a)	Class A shares liquidated on November 30, 2010.
(b)	Amount is less than $0.50.

See accompanying notes to the financial statements.

For the Years Ended October 31 :: Statements of Changes in Net Assets :: Access One Trust :: 19

	Access Flex High Yield Fund		Access Flex Bear High Yield Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(1,184,580)	$(1,181,837)	$(325,390)	$(841,771)
Net realized gains (losses) on investments	5,550,655	17,804,523	(3,424,877)	(16,099,417)
Change in net unrealized appreciation/depreciation on investments	(5,860,267)	14,790,091	89,329	(784,522)
Change in net assets resulting from operations	(1,494,192)	31,412,777	(3,660,938)	(17,725,710)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
In excess of net investment income
Investor Class	(10,393,009)	(7,575,230)	—	—
Service Class	(320,715)	(280,760)	—	—
Class A(a)	(4,847)	(17,180)	—	—
Return of capital
Investor Class	(1,309,543)	—	—	—
Service Class	(40,411)	—	—	—
Class A(a)	(611)	—	—	—
Change in net assets resulting from distributions	(12,069,136)	(7,873,170)	—	—
Change in net assets resulting from capital transactions	(77,821,807)	255,571,792	1,158,350	(117,298,613)
Change in net assets	(91,385,135)	279,111,399	(2,502,588)	(135,024,323)
NET ASSETS:
Beginning of period	322,991,969	43,880,570	5,700,045	140,724,368
End of period	$231,606,834	$322,991,969	$3,197,457	$5,700,045
Accumulated net investment income (loss)	$(7,199,379)	$(2,384,961)	$152,144	$195,364
CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	$1,201,281,111 (b)	$1,389,383,194	$440,061,962	$469,433,800
Dividends reinvested	11,460,332	7,492,842	—	—
Value of shares redeemed	(1,286,002,592)	(1,141,155,379)	(438,904,013)	(583,788,492)
Service Class
Proceeds from shares issued	9,812,780 (b)	47,251,200	4,075,638	5,001,380
Dividends reinvested	351,032	273,587	—	—
Value of shares redeemed	(14,478,180)	(46,934,887)	(4,074,071)	(7,945,301)
Class A(a)
Proceeds from shares issued	—	994,630	—	—
Dividends reinvested	5,458	15,664	—	—
Value of shares redeemed	(251,748)	(1,749,059)	(1,166)	—
Change in net assets resulting from capital transactions	$(77,821,807)	$255,571,792	$1,158,350	$(117,298,613)
SHARE TRANSACTIONS:
Investor Class
Issued	42,088,600	51,849,239	26,783,743	23,277,391
Reinvested	411,977	277,802	—	—
Redeemed	(45,306,208)	(42,877,439)	(26,902,606)	(28,929,325)
Service Class
Issued	344,668	1,762,453	252,647	260,895
Reinvested	12,559	10,146	—	—
Redeemed	(505,906)	(1,763,009)	(253,342)	(406,304)
Class A(a)
Issued	—	35,604	—	—
Reinvested	189	585	—	—
Redeemed	(8,790)	(65,476)	(65)	—
Change in shares	(2,962,911)	9,229,905	(119,623)	(5,797,343)
(a)	Class A shares liquidated on November 30, 2010.
(b)	Amount includes $51,596 and $9,763 for the Investor Class and Service Class, respectively, related to a voluntary capital contribution from the Advisor due to corrections of investment transactions.

See accompanying notes to the financial statements.

20 :: Access One Trust :: Financial Highlights

Access One Trust Financial Highlights FOR THE YEARS ENDED OCTOBER 31

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From									Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	In Excess of Net Investment Income	Return of Capital	Total Distributions	Capital Contibutions		Net Asset Value, End of Period	Total Return		Gross Expenses	Net Expenses		Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Access Flex High Yield Fund
Investor Class
Year Ended October 31, 2011	$29.33	(0.25)	0.96 (c)	0.71	—	(1.27)	(0.16)	(1.43)	0.18	(d)	$28.79	3.27	%(d)	1.62%	1.62%		(0.86)%	$225,185	1,641%
Year Ended October 31, 2010	$24.61	(0.19)	5.68	5.49	—	(0.77)	—	(0.77)	—		$29.33	22.65%		1.54%	1.54%		(0.69)%	$311,782	1,858%
Year Ended October 31, 2009	$23.91	(0.16)	2.80	2.64	—	(1.94)	—	(1.94)	—		$24.61	12.13%		1.59%	1.59%		(0.71)%	$33,933	2,367%
Year Ended October 31, 2008	$28.74	0.35	(2.50)	(2.15)	(1.00)	(1.68)	—	(2.68)	—		$23.91	(8.05)%		1.59%	1.59	% (e)	1.24%	$18,944	3,080%
Year Ended October 31, 2007	$28.66	0.90	0.69	1.59	(0.88)	(0.63)	—	(1.51)	—		$28.74	5.65%		1.52%	1.52%		3.12%	$24,785	1,757%
Service Class
Year Ended October 31, 2011	$29.37	(0.53)	0.95 (c)	0.42	—	(1.18)	(0.16)	(1.34)	0.18	(d)	$28.63	2.24	%(d)	2.62%	2.62%		(1.86)%	$6,421	1,641%
Year Ended October 31, 2010	$24.76	(0.46)	5.73	5.27	—	(0.66)	—	(0.66)	—		$29.37	21.51%		2.54%	2.54%		(1.69)%	$10,952	1,858%
Year Ended October 31, 2009	$24.04	(0.38)	2.82	2.44	—	(1.72)	—	(1.72)	—		$24.76	11.04%		2.59%	2.59%		(1.71)%	$8,997	2,367%
Year Ended October 31, 2008	$28.74	0.07	(2.51)	(2.44)	(0.85)	(1.41)	—	(2.26)	—		$24.04	(8.96)%		2.59%	2.59	% (e)	0.24%	$1,643	3,080%
Year Ended October 31, 2007	$28.72	0.61	0.69	1.30	(0.75)	(0.53)	—	(1.28)	—		$28.74	4.62%		2.52%	2.52%		2.12%	$5,723	1,757%
Access Flex Bear High Yield Fund
Investor Class
Year Ended October 31, 2011	$17.28	(0.31)	(1.75)	(2.06)	—	—	—	—	—		$15.22	(11.97)%		1.95%	1.95%		(1.91)%	$3,064	—
Year Ended October 31, 2010	$22.99	(0.34)	(5.37)	(5.71)	—	—	—	—	—		$17.28	(24.79)%		1.70%	1.68%		(1.61)%	$5,534	650	%(f)
Year Ended October 31, 2009	$28.56	(0.47)	(5.10)	(5.57)	—	—	—	—	—		$22.99	(19.50)%		1.83%	1.83%		(1.74)%	$137,283	—
Year Ended October 31, 2008	$27.45	0.33	1.81	2.14	(0.30)	(0.73)	—	(1.03)	—		$28.56	8.11%		1.54%	1.54%		1.24%	$49,847	—
Year Ended October 31, 2007	$27.33	1.02	(0.90)	0.12	—	—	—	—	—		$27.45	0.44%		1.43%	1.43%		3.70%	$129,159	—
Service Class
Year Ended October 31, 2011	$16.47	(0.47)	(1.67)	(2.14)	—	—	—	—	—		$14.33	(13.05)%		2.95%	2.95%		(2.91)%	$134	—
Year Ended October 31, 2010	$22.13	(0.54)	(5.12)	(5.66)	—	—	—	—	—		$16.47	(25.56)%		2.70%	2.68%		(2.61)%	$165	650	% (f)
Year Ended October 31, 2009	$27.78	(0.73)	(4.92)	(5.65)	—	—	—	—	—		$22.13	(20.30)%		2.83%	2.83%		(2.74)%	$3,440	—
Year Ended October 31, 2008	$26.74	0.07	1.77	1.84	(0.24)	(0.56)	—	(0.80)	—		$27.78	7.09%		2.54%	2.54%		0.24%	$1,808	—
Year Ended October 31, 2007	$26.88	0.75	(0.89)	(0.14)	—	—	—	—	—		$26.74	(0.52)%		2.43%	2.43%		2.70%	$13,015	—
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	The amounts include a voluntary capital contribution from the Advisor due to corrections of investment transactions. The contribution represented $0.18 to the net asset value and 0.66% to the total return. Without this contribution, the net asset value and the total return would be lower.
(e)	The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.58% and 2.58% for the Investor Class and Service Class Shares, respectively, for the year ended October 31, 2008.
(f)	Changes in the portfolio turnover rate are primarily driven by timing of purchase and sale of long-term treasuries.

See accompanying notes to the financial statements.

Notes to Financial Statements

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Notes to Financial Statements :: Access One Trust :: 23

1. Organization

The Access One Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the portfolios of the Trust included in this report (collectively, the “Funds” and individually a “Fund”). Each Fund is classified as non-diversified under the 1940 Act. Each Fund has two classes of shares outstanding: Investor Class and the Service Class.

Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Shareholder Services Plan and voting rights on matters affecting a single class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect any risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Repurchase Agreements

A Fund will enter into repurchase agreements only with financial institutions that meet the credit quality standards and monitoring policies established by ProFund Advisors LLC (the “Advisor”). Repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon future price and date, normally one day or a few days later. The repurchase price is greater than the price paid by the Fund, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

In addition, the value of the collateral underlying the repurchase agreement is monitored to ensure that the collateral is at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. Funds within both the Trust and ProFunds invest in repurchase agreements jointly, therefore, each Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each Fund. The collateral underlying the repurchase agreement is held by the Fund’s custodian. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.

Derivative Instruments

Each Fund maintains exposure to the high yield market, regardless of market conditions. This means the Funds do not adopt defensive positions in anticipation of an adverse market climate. Each Fund seeks to achieve its high yield exposure primarily through credit default swap agreements but may also invest in high yield debt instruments (commonly referred to as “junk bonds”), other debt and money market instruments and futures contracts. During the year ended October 31, 2011, the Funds held credit default swap agreements for credit exposure and futures contracts and/or treasury notes for interest rate exposure to meet each Fund’s investment objective.

All open derivative positions at year end are reflected on each respective Fund’s Schedule of Portfolio Investments. The volume associated with derivative positions varies on a daily basis as each Fund transacts derivative contracts in order to achieve the appropriate exposure, as expressed in notional amount, in comparison to net assets consistent with each Fund’s investment objective.

The notional amount of the open derivative positions relative to each Fund’s net assets at year end is generally representative of the notional amount of open positions to net assets throughout the reporting period for each respective Fund.

The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

The Funds may purchase or sell stock index futures contracts or bond futures contracts. During the year ended October 31, 2011,

24 :: Access One Trust :: Notes to Financial Statements

the Funds held bond futures contracts. The Funds use futures contracts as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A bond futures contract, if held to expiration, generally obligates the seller to deliver (and the purchaser to accept) one of the specified underlying reference bonds. The Funds generally choose to engage in closing or offsetting transactions before final settlement.

Upon entering into a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statements of Assets and Liabilities as segregated cash balances with brokers, if applicable, and is restricted as to its use. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such amounts are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock index futures contracts and interest rate risk related to bond futures contracts) and exposure to loss in excess of the amounts reflected on the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each Fund has in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Fund to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. With futures contracts, there is minimal counterparty risk to the Funds because futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

Swap Agreements

The Funds may enter into swap agreements, primarily credit default swap agreements (“CDSs”). During the year ended October 31, 2011, the Funds entered into CDSs. The Funds use swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities).

CDSs are bilateral financial contracts that transfer the credit risk of a third party reference entity or a group of entities from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a pre-determined periodic payment from the buyer in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the buyer in exchange for a defaulted debt obligation or the seller would be required to pay a net settlement amount to the buyer equal to the par value of the referenced debt obligation less the recovery value of the defaulted obligation. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged. The Fund expects that new (“on-the run”) CDS issues will become available periodically. As such, the Fund does not expect to hold these contracts to maturity; rather it expects to periodically “roll” all positions to the typically more liquid newer issues.

CDSs are marked to market daily based on the mean of bid and asked quotes as obtained from multiple dealers, and changes in value, as well as the accrual of the periodic payments, are recorded as “unrealized gain or loss on credit default swap agreements.” Gains or losses on swap agreements are realized upon termination of the swap contract and when the periodic payments are made.

In addition to being exposed to the credit risk of the underlying reference entity, CDSs are subject to counterparty risk, market risk and interest rate risk. CDSs utilized by the Funds may not perform as expected or in a manner similar to the high yield bond markets.

The Trust, on behalf of a Fund, may enter into agreements with certain counterparties for derivative transactions. These agreements contain various conditions, events of default, termination events, covenants and representations. The triggering of certain events or the default on certain terms of the agreement could allow either party to terminate a transaction under the agreement and request immediate payment in an amount equal to the net positions owed the party under the agreement. This could cause a Fund to have to enter into a new transaction with the same counterparty, enter into a transaction with a different counterparty or seek to achieve its investment objective through any number of different investments or investment techniques.

Swap agreements involve, to varying degrees, elements of market risk (generally credit risk related to credit default swap agreements) and exposure to loss in excess of the amount reflected on the Statements of Assets and Liabilities. The notional amounts, which are disclosed as of period end in the swap tables included in the Schedule of Portfolio Investments, reflect the extent of the total investment exposure each Fund has under the swap agreement which may exceed the net asset value of the Fund. The primary risks associated with the use of swap agreements are imperfect correlation between the price of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform. A Fund bears the counterparty risk, i.e., the risk of loss of the net amount, if any, expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The

Notes to Financial Statements :: Access One Trust :: 25

unrealized gain (loss) as of the period end is disclosed in the swap tables included in the Schedules of Portfolio Investments. A Fund will enter into swap agreements only with financial institutions that meet the credit quality standards and monitoring policies established by the Advisor. The Fund may use various techniques to minimize credit risk including early termination and payment, using different counterparties, limiting the net amount due from any individual counterparty and generally requiring collateral to be posted by the counterparty for amounts owed to the Funds.

The Funds, as applicable, collateralize swap agreements by segregating or designating cash and certain securities as indicated on the Statements of Assets and Liabilities and the Schedule of Portfolio Investments, respectively. Certain collateral is held for the benefit of the counterparty in a segregated tri-party account at the custodian to protect the counterparty against non-payment by the Fund. In the event of a default by the counterparty, the Fund will seek withdrawal of this collateral from the segregated account and may incur certain costs exercising its right with respect to the collateral. If a counterparty becomes bankrupt or fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

The Funds remain subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. As of October 31, 2011, the collateral posted by counterparties consisted of U.S. treasury securities and cash.

Summary of Derivative Instruments

Fair Values of Derivative Instruments on the Funds’ Statements of Assets and Liabilities as of October 31, 2011:

	Assets		Liabilities
Fund	Variation Margin on Futures Contracts*	Unrealized Gain on Credit Default Swap Agreements	Unrealized Loss on Credit Default Swap Agreements
Credit Risk Exposure:
Access Flex High Yield Fund	$—	$7,199,377	$—
Access Flex Bear High Yield Fund	—	—	152,145
Interest Rate Risk Exposure:
Access Flex High Yield Fund	$663,070	$—	$—
Access Flex Bear High Yield Fund	11,466	—	—
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Portfolio Investments. Only current day's variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Instruments on the Funds’ Statements of Operations for the year ended October 31, 2011:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gain (Loss) on Futures Contracts	Net Realized Gain (Loss) on Swap Agreements	Change in Net Unrealized Appreciation/Depreciation on Investments
Credit Risk Exposure:
Access Flex High Yield Fund	$—	$4,038,432	$(5,648,550)
Access Flex Bear High Yield Fund	—	(3,260,798)	43,219
Interest Rate Risk Exposure:
Access Flex High Yield Fund	$1,420,613	$—	$(681,386)
Access Flex Bear High Yield Fund	(164,079)	—	46,110

26 :: Access One Trust :: Notes to Financial Statements

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliate, are allocated among the respective funds in the Trust and/or affiliate based upon relative net assets or another reasonable basis.

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Distributions to Shareholders

The Access Flex High Yield Fund intends to declare and distribute net investment income at least quarterly, if any. The Access Flex Bear High Yield Fund intends to declare and distribute net investment income at least annually, if any. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, equalization, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

Federal Income Taxes

Each of the Funds intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Funds intend to make timely distributions in order to avoid tax liability. The Funds have a tax year end of October 31st.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Other

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statements of Operations, as applicable, as “Fees paid indirectly.”

New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements has not been determined.

3. Investment Valuation Summary

The valuation techniques employed by the Funds, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Notes to Financial Statements :: Access One Trust :: 27

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, repurchase agreements are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Trust’s Board of Trustees. Exchange traded derivatives (e.g., futures contracts) are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a Fund is determined and are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied. Non-exchange traded derivatives (e.g., swap agreements) are valued based on procedures approved by the Trust’s Board of Trustees and are typically categorized as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent pricing service. The securities in the portfolio of a Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the official closing price, if applicable, on any other exchange or system. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees as described below.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange, but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. Fixed-income securities are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for those instruments. Fixed-income securities maturing within a relatively short time frame may be valued at amortized cost, which approximates market value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

When the Advisor determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

For the year ended October 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of October 31, 2011, based upon the three levels defined above, is included in the table below:

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instrumentsˆ	Investment Securities	Other Financial Instrumentsˆ	Investment Securities	Other Financial Instrumentsˆ
Access Flex High Yield Fund
U.S. Treasury Obligations	$—	$—	$85,183,105	$—	$85,183,105	$—
Repurchase Agreements	—	—	159,610,000	—	159,610,000	—
Futures Contracts	—	663,070	—	—	—	663,070
Swap Agreements	—	—	—	7,199,377	—	7,199,377
Total	$—	$663,070	$244,793,105	$7,199,377	$244,793,105	$7,862,447
Access Flex Bear High Yield Fund
Repurchase Agreements	$—	$—	$1,796,000	$—	$1,796,000	$—
Futures Contracts	—	11,466	—	—	—	11,466
Swap Agreements	—	—	—	(152,145)	—	(152,145)
Total	$—	$11,466	$1,796,000	$(152,145)	$1,796,000	$(140,679)
ˆ	Other financial instruments include any derivitive instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

28 :: Access One Trust :: Notes to Financial Statements

The Trust determines significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of October 31, 2011 from the valuation input levels used on October 31, 2010.

4. Fees and Transactions with Affiliates

The Funds have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the Funds each pay the Advisor a fee at an annualized rate of 0.75% of the average daily net assets of each respective Fund.

In addition, subject to the condition that the aggregate daily net assets of the Trust and ProFunds be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual Fund: 0.025% of the Fund’s daily net asset value from $500 million to $1 billion, 0.05% of the Fund’s daily net asset value from $1 billion to $2 billion, and 0.075% of such assets in excess of $2 billion.

Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citi Fund Services, Inc., acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the Trust’s and ProFunds’ aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program. Citi also acts as transfer agent and fund accounting agent for the Funds for which it receives additional fees. As transfer agent for the Funds, Citi receives a base fee, account and service charges and reimbursement of certain expenses. As fund accounting agent for the Funds, Citi receives an annual fee based on the Trust’s and ProFunds’ aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Advisor, serves as the Trust’s distributor.

Under a Distribution and Shareholder Services Plan (the “Plan”), adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each Fund may pay financial intermediaries such as broker-dealers, investment advisors (“Authorized Firms”) and ProFunds Distributors, Inc. up to 1.00%, on an annualized basis, of the average daily net assets attributable to Service Class shares as compensation for service and distribution-related activities and/or shareholder services with respect to Service Class shares.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the Funds. For these services, each Fund pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

The Advisor, pursuant to a separate Services Agreement, performs certain services related to the operation and maintenance of a shareholder trading platform. For these services, the Trust pays the Advisor a monthly base fee as reflected on the Statements of Operations as “Service fees.”

The Funds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected on the Statements of Operations as “Administrative services fees.”

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust’s Chief Compliance Officer, such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. Prior to January 1, 2011, the Trust, together with affiliated Trusts, paid each Independent Trustee compensation for his services as Trustee at the annual rate of $133,500. Independent Trustees also received $6,375 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $3,000 for attending each telephonic meeting. Effective January 1, 2011, the Trust, together with affiliated Trusts, will pay each Independent Trustee compensation for his services as Trustee at the annual rate of $155,000. Independent Trustees will also receive $7,500 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $3,000 for attending each telephonic meeting. During the year ended October 31, 2011, actual Trustee compensation was $442,127 in aggregate from the Trust and affiliated Trusts. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the Funds reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statements of Operations as “Compliance services fees.”

Notes to Financial Statements :: Access One Trust :: 29

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the Funds for the periods listed below in order to limit the annual operating expenses as follows:

	For the Period February 28, 2011 through February 28, 2012		For the Period February 28, 2010 through February 28, 2011
	Investor Class	Service Class	Investor Class	Service Class
Access Flex High Yield Fund	1.95%	2.95%	1.95%	2.95%
Access Flex Bear High Yield Fund	1.95%	2.95%	1.95%	2.95%

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the Fund to exceed the expense limit for the applicable period. Any amounts recouped by the Advisor during the period are reflected on the Statements of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of October 31, 2011, the recoupments that may potentially be made by the Funds are as follows:

	Expires 2/28/14	Total
Access Flex Bear High Yield Fund	$3,750	$3,750

During the year ended October 31, 2011, the Advisor voluntarily contributed capital of $61,359 in the Access Flex High Yield Fund due to corrections of investment transactions. The impact to the net asset value and total return is disclosed in the Financial Highlights.

5. Securities Transactions

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the year ended October 31, 2011 were as follows:

	Purchases	Sales
Access Flex High Yield Fund	$1,001,616,834	$1,073,148,582

6. Investment Risks

Risks Associated with the Use of Derivatives

The Funds use investment techniques and derivatives that may be considered aggressive. Because a Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose a Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may result in imperfect correlation between the value of the instruments and the relevant security or index. Swap-related financing, borrowing and other transaction costs will have the effect of lowering the Fund’s return.

Active Investor Risk

The Funds permit frequent purchases and exchanges without restriction, which could increase transaction costs. In addition, large movements of assets into and out of a Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, that Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this report.

Counterparty Risk

The Funds will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments or repurchase agreements entered into by the Funds. A Fund may be negatively impacted if a counterparty fails to perform its obligations. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds have sought to mitigate these risks by generally requiring that the counterparties post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount that the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. The Funds enter into swap agreements with counterparties that the Advisor has determined to be large, well capitalized and well established financial institutions.

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, the Funds might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Advisor. This may prevent a Fund from limiting losses, realizing gains, obtaining exposure to or achieving investment results that correspond generally to the total return of the high yield market.

30 :: Access One Trust :: Notes to Financial Statements

Underlying Securities Risk

The Funds are subject to risk in the event of default or failure of the payment of interest and principal payments on the fixed income securities underlying the CDX North America High Yield Index, even if a Fund does not itself hold those securities. The credit default swap agreement provides exposure to below investment grade, high yield, fixed income securities (commonly referred to as “junk bonds”) or derivatives of such securities. Because issuers of below investment grade securities are often highly leveraged, their ability to make timely payments of interest and principal during an economic downturn or a sustained period of high interest rates may be impaired.

7. Federal Income Tax Information

The tax character of dividends paid to shareholders during the applicable tax years ended, as noted below, were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
October 31, 2011
Access Flex High Yield Fund	$10,718,571	$—	$10,718,571	$1,350,565	$12,069,136
October 31, 2010	>
Access Flex High Yield Fund	$7,873,170	$—	$7,873,170	$—	$7,873,170

As of the tax year end October 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Access Flex High Yield Fund	$—	$—	$—	$(15,752,366)	$927,005	$(14,825,361)
Access Flex Bear High Yield Fund	—	—	—	(25,591,379)	—	(25,591,379)

At October 31, 2011, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Flex High Yield Fund	$243,866,100	$927,005	$—	$927,005
Access Flex Bear High Yield Fund	1,796,000	—	—	—

As of the tax year end October 31, 2011, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

	Expires 2014	Expires 2015	Expires 2017	Expires 2018	Expires 2019	Total
Access Flex High Yield Fund	$—	$—	$13,532,901	$—	$2,219,465	$15,752,366
Access Flex Bear High Yield Fund	587,380	4,497,020	6,242,569	11,853,417	2,410,993	25,591,379

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. The provisions of the Act will generally be effective for the Funds’ taxable year ending October 31, 2012. The Act allows for capital losses originating in taxable years beginning after December 22, 2010 (“post-enactment capital losses”) to be carried forward indefinitely. However, the Act requires any future capital gains to be first offset by post-enactment capital losses before using capital losses incurred in taxable years beginning prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards incurred in taxable years beginning prior to the effective date of the Act have an increased likelihood to expire unused. Furthermore, post-enactment capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

The Act also contains provisions which are intended to reduce the circumstances under which a RIC would distribute amounts in excess of such income and gains or be required to file amended tax reporting information to its shareholders and the Internal Revenue Service. Information regarding any further effect of the Act on the Funds, if any, will be contained within the “Federal Income Tax Information” section of the notes to the Funds financial statements for the taxable year ending October 31, 2012.

Notes to Financial Statements :: Access One Trust :: 31

8. Transactions with Lehman Brothers Holdings, Inc.

On September 15, 2008, Lehman Brothers Holdings, Inc. filed a petition for Chapter 11 bankruptcy. Prior thereto, the Funds transacted business with subsidiaries of Lehman (together with Lehman Brothers Holdings, Inc., “Lehman”) whereby Lehman acted as a counterparty to certain derivative transactions. All derivatives transactions with Lehman were terminated prior to September 15, 2008, but certain settlement payments relating to such transactions were not due to be made until on or after September 15. Settlement of these transactions has been delayed due to Lehman’s bankruptcy proceedings.

To the extent Lehman fails to pay the Funds in connection with the settlement of such transactions, the Advisor has agreed to reimburse the Funds for any such losses. Any shortfall in payments from Lehman will be paid by the Advisor in support of the full carrying value of these outstanding receivables on the Funds’ financial statements. Accordingly, no loss is expected to be realized by the Funds. The outstanding swap agreement balances due from Lehman are included in “Receivable for closed swap positions” on the Statements of Assets and Liabilities. All other outstanding swap agreement balances due from (or to) Lehman have been substantially relieved as of October 31, 2011.

32 :: Access One Trust :: Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Access One Trust:

We have audited the accompanying statements of assets and liabilities of Access One Trust (the Funds) (comprised of Access Flex High Yield Fund and Access Flex Bear High Yield Fund) including the schedules of portfolio investments as of October 31, 2011, and the related statements of operations for the year then ended and statements of changes in net assets and the financial highlights for each year in the two year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the periods ended October 31, 2009 and prior were audited by other auditors whose report thereon dated December 24, 2009, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each year in the two year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2011

October 31, 2011 :: Board Approval of Investment Advisory Agreements (unaudited) :: Access One Trust :: 33

At a meeting held on September 20, 2011, the Board of Trustees (the “Board”), including the trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), unanimously approved the investment advisory agreement (the “Advisory Agreement”) between the Trust on behalf of each Fund and ProFund Advisors LLC (the “Advisor”). In determining whether to approve the Advisory Agreement on behalf of each Fund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) detailed information about the advisory services provided by the Advisor; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of the contractual fee rates and actual fee rates for the prior fiscal year; (v) information regarding advisory fees earned versus advisory fees waived for previous periods; (vi) performance information for prior periods; (vii) comparative industry fee data; (viii) information about fees and other amounts received by the Advisor and its affiliates for non-advisory services; (ix) information regarding trade allocation and best execution; and (x) information about the financial condition of the Advisor. The Board also received information regarding the Advisor’s practices in monitoring each Fund’s compliance with regulatory requirements and Trust procedures. The Board evaluated this information, and was advised by independent legal counsel with respect to their deliberations. In addition, the Board considered matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including the Funds’ investment results and performance data.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. Furthermore, the Board’s conclusions may be based, in part, on its consideration of the relevant arrangements during the course of the year and in prior years. The Board evaluated all information available to it on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

The Board, including the Independent Trustees, determined that the terms of the Advisory Agreement were fair and reasonable and in the best interests of shareholders and should be approved. The Board took note of all the information that had been provided and considered all of the factors relevant, none of which was considered dispositive by itself, including: (i) the nature, extent, and quality of the services to be provided to each Fund by the Advisor; (ii) the costs of the services provided and the profits to be realized by the Advisor from the relationship with the Funds; (iii) the investment performance of the Funds; and (iv) the extent to which economies of scale might be realized as the Funds grow and whether fee levels reflect economies of scale, if any, for the benefit of Fund shareholders.

Nature, Extent and Quality of the Advisor’s Services

The Board reviewed the nature, extent and quality of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the Funds effectively, which may not be present at other investment advisory organizations. The Board noted the special skills needed to manage each Fund. The Board also considered the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Funds’ ability to meet their stated investment objectives and minimize counterparty risk. The Board considered the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience. The Board considered the structure of the portfolio staff compensation program and whether it provides appropriate incentives. The Board also considered information concerning how the Advisor allocates trade transactions for the Funds. The Board also reviewed the Advisor’s compliance program and discussed it with the Funds’ Chief Compliance Officer. The Board considered, with respect to each Fund, the Advisor’s success in achieving the investment objectives of each Fund. The Board also considered the financial condition of the Advisor, which they found to be sound based upon a review of financial information and discussions with officers of the Advisor.

Based upon its review, the Board concluded that, with respect to each Fund, the investment advisory services provided by the Advisor were of high quality, that the Advisor successfully achieved the investment goals of the Fund, and that the Advisor’s services benefited the Fund’s shareholders, particularly in light of the nature of the Fund and the services required to support it.

Comparison of Advisory Services and Fees

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid by other investment companies, including investment companies offering services similar in nature and extent to the Funds. The Board noted the difficulty of obtaining precise information comparing the fees charged by other investment advisors because there were few fund complexes whose funds have substantially similar investment goals, investment styles and operations. Notwithstanding, the Board found the comparative information provided by the Advisor to be useful in its evaluation of the reasonableness of the Advisor’s fees.

The Board considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to information prepared by Lipper, Inc. (“Lipper”) concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Board recognized that Lipper reported each fund’s

34 :: Access One Trust :: Board Approval of Investment Advisory Agreements (unaudited) :: October 31, 2011 management fee rate as the combine contractual advisory fee rate and the administration fee rate. The Board also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds but concluded that the Funds’ advisory fee rates were acceptable given the services provided.

Costs of Services to be Provided and Profits to be Realized by the Advisor

The Board also considered the significant drivers of cost (leverage, intellectual capital (trading, tax, regulatory), daily portfolio rebalancing, entrepreneurial risk) and also examined the costs to investors to achieve on their own the objectives of the Funds, noting that it would be more expensive or impossible to do so. The Board considered the profitability to the Advisor of its management of each of the Funds. The Board recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is in most cases not publicly available and that such information as is available is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are typically reported net of distribution and marketing expenses. Based on its review, the Board concluded that the profitability to the Advisor of each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Investment Performance of the Funds and the Advisor

The Board considered relative performance and expense information for the Funds. The Board considered total return performance information relating to each Fund for the 3-month, 6-month, 1-year, 3-year and since inception periods ended June 30, 2011. The Board also considered total return performance information prepared by Lipper with respect to funds with the same Lipper investment classification and objective for the 3- and 6-month periods and the 1-, 3- and 5-year periods ended June 30, 2011. The Board focused on each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The Board concluded that the Funds’ performance was competitive.

The Board also considered the Advisor’s non-advisory services, including those performed under a separate Management Services Agreement. The Board considered any indirect, or “fall-out,” benefits that the Advisor derived from its relationship to the Funds but concluded that such benefits were relatively small. The Board considered that ProFund Distributors, Inc., a wholly-owned subsidiary of the Advisor, earns fees from the Funds for providing services under a Distribution and Shareholder Services Plan.

Economies of Scale

The Board also discussed with representatives of the Advisor potential economies of scale, and how and when shareholders might benefit from economies of scale. The Board considered that effective January 1, 2008, subject to the condition that the aggregate daily net assets of the Trust and the ProFunds trust be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund’s annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion.

Conclusions

The Board, including the Independent Trustees, concluded that, with respect to each Fund, the investment advisory fees and other compensation payable by the Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of the Fund. The Board indicated to the Advisor that it will consider and evaluate on an ongoing basis potential economies of scale and how shareholders might benefit from those economies of scale.

Trustees and Officers (unaudited) :: Access One Trust :: 35

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee*	Other Directorship Held by Trustee
Independent Trustees
William D. Fertig ℅ ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 – present)	ProFunds (112); Access One Trust (3); ProShares Trust (108)	Key Energy Services
Russell S. Reynolds, III ℅ ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; December 2004 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present); Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to May 2007).	ProFunds (112); Access One Trust (3); ProShares Trust (108)	RSR Partners, Inc.
Michael C. Wachs ℅ ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; December 2004 to present	Spring Mill Capital Management, LLC (Commercial Real Estate Investment): Principal (July 2009 to Present); AMC Delancey Group, Inc. (Real Estate Development): President (January 2001 to May 2009).	ProFunds (112); Access One Trust (3); ProShares Trust (108)	AMC Delancey Group, Inc.
Interested Trustee
Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; December 2004 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); Managing Partner of ProShare Capital Management LLC (June 2008 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (108)	None
*	The “Fund Complex” consists of all registered investment companies advised by ProFund Advisors LLC and any registered investment companies that have an investment advisor that is an affiliated person of the ProFunds Advisors.
**	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

Name, Address, and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; December 2004 to present	President of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).
Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; December 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and of ProShare Advisors LLC (December 2004 to present); Secretary of the Distributor (March 2008 to present).
Amy R. Doberman 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 3/62	Chief Legal Officer and Secretary	Indefinite; June 2009 to present	General Counsel of the Advisor, ProShare Advisors LLC and ProShare Capital Management LLC (April 2009 to present); Managing Director, Morgan Stanley Investment Management (July 2004 to April 2009).
Jack P. Huntington 100 Summer Street Boston, MA 02110 Birth Date: 9/70	Assistant Secretary	Indefinite; December 2008 to present	Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (September 2008 to present); Senior Counsel, MetLife, Inc. (October 2004 to September 2008).
Christopher E. Sabato 3435 Stelzer Road Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. since 2007 and has been employed by Citi Fund Services Ohio, Inc. in various other roles since 1993.
Kenneth D. Schiltz 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/77	Assistant Treasurer	Indefinite; March 2011 to present	Vice President, Fund Administration, Citi Fund Services Ohio, Inc., (2005 to present); employed by Citi Fund Services Ohio, Inc. in various other roles (2000 – 2005)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 888-776-3637.

        P.O. Box 182800
Columbus, OH 43218-2800

Access Funds

Post Office Mailing Address for Investments
P.O. Box 182800
Columbus, OH 43218-2800

Phone Numbers
For Individual Investors Only: 888-776-3637
Institutions and Financial Professionals Only: 888-776-5717
Website Address: profunds.com

This report is submitted for the general information of the shareholders of the Access One Trust. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit profunds.com.

A description of the policies and procedures that the Access One Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 1-888-776-3637; (ii) on the Access One Trust’s website at profunds.com; and (iii) on the Securities and Exchange Commission’s website at sec.gov. If applicable, information regarding how the Access One Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge by calling toll-free 888-776-3637; (ii) on the Access One Trust’s website at profunds.com; and (iii) on the Commission’s website at sec.gov.

Access One Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available without charge on the Commission’s website at sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

PRO1011

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Michael C. Wachs, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	2010 $ 38,000
2011 $ 38,000

The fees relate to the audit of the registrant’s annual financial statements paid to KPMG LLP.

(b)	2010 $ 3,000
2011 $ 3,000

The fees relate to the review of post-effective registration statements paid to KPMG LLP.

(c)	2010 $ 8,500
2011 $ 8,650

The fees relate to the preparation of the registrant’s tax returns, review of income and capital gain distribution calculations and fees related to quarterly asset diversification tests.  These fees were paid to KPMG LLP.

(d)	2010 $ 0
2011 $ 0

(e)(1)           The Audit committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e)(2)	2010 0%
2011 0%

(f)	Not applicable.

(g)	2010 $ 11,500
2011 $ 11,650

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)	Not applicable.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)  File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)  The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)  Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)  Not applicable.

(b)  Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Access One Trust

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	December 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Louis M. Mayberg
Louis M. Mayberg, President and Principal Executive Officer

Date	December 27, 2011

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	December 27, 2011

* Print the name and title of each signing officer under his or her signature.